                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       OUTLOOK SPORTS TECHNOLOGIES, INC.

                _________________________________________________
              (Exact Name of Registrant as Specified in its Charter)

          Delaware                                         3949
  _____________________________                 ____________________________
 (State or Other Jurisdiction of                (Primary Standard Industrial
  Incorporation or Organization)                 Classification Code Number)

            100 Grand Street, 5th Floor, New York, New York 10013
           ________________________________________________________
           (Address of principal executive offices)      (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), check the following box: / /        A.(d), check the following box: /X/

Securities Act registration statement file number to which this form relates: 333-58631
         _________
      (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

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
       Title of Each Class                      Name of Each Exchange on Which
       to be so Registered                      Each Class is to be Registered
       -------------------                      ------------------------------

________________________________                __________________________________

________________________________                __________________________________

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, $.01 par value per share
                _________________________________________________
                                (Title of Class)


                _________________________________________________
                                (Title of Class)


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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to the Company's Registration Statement on Form SB-2 (Registration No. 333-58631), and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Securities" in the Company's Preliminary Prospectus forming a part of the Company's Registration Statement on Form SB-2, File No. 333-58631, and all amendments thereto, filed with the Securities Exchange Commission on July 7, 1998.

ITEM 2. EXHIBITS

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
EXHIBIT
NUMBER        DESCRIPTION OF DOCUMENT
--------      -----------------------

A The "Description of Securities" section of the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-58631, and all amendments thereto, is incorporated herein by reference as referred to in
              Item 1.

1.1 Form of Common Stock Certificate (filed as Exhibit 4.1 to the Registration Statement on Form SB-2, File No. 333-58631, and hereby incorporated herein by reference).

2.1 Certificate of Incorporation, as amended (Filed as Exhibit 3.1 to the Registration Statement on Form SB-2, File No. 333-58631, and hereby incorporated herein by reference).

2.2 By-Laws (Filed as Exhibit 3.2 to the Registration Statement on Form SB-2, File No. 333-58631, and hereby incorporated herein by reference).
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                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                          OUTLOOK SPORTS TECHNOLOGIES, INC.
                                          ---------------------------------
                                                      Registrant


                                          By: /s/ PAUL BERGER
                                             -------------------------------
                                             Paul Berger,
                                             Chief Executive Officer

Date: March 15, 1998

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                          OUTLOOK SPORTS TECHNOLOGIES, INC.
                                          ---------------------------------
                                                      Registrant



                                          By: /s/ PAUL BERGER
                                             -------------------------------
                                             Paul Berger,
                                             Chief Executive Officer

Date: March 15, 1999